                                                                   Exhibit 10.31

                                FIRST AMENDMENT
                                       TO
                      STOCK PLEDGE AND SECURITY AGREEMENT

          THIS FIRST AMENDMENT TO STOCK PLEDGE AND SECURITY AGREEMENT (hereinafter the "First Amendment to Pledge") is made this _____ day of April, 1996 by RAMSAY MANAGED CARE, INC., a Delaware corporation (hereinafter "Ramsay") to and in favor of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association organized and existing under the laws of the United States of America (hereinafter "Lender").

                              W I T N E S S E T H:

          WHEREAS, Lender is the owner and holder of that (i) certain Term Note from FPM Behavioral Health, Inc., a Delaware corporation (hereinafter "FPM"), a wholly owned subsidiary of Ramsay, to Lender dated April 28, 1995 in the original principal amount of ONE MILLION SIX HUNDRED SIXTY-SEVEN THOUSAND AND NO/100 DOLLARS ($1,667,000.00) (the "Term Note") and that (ii) certain Line of Credit Promissory from FPM to Lender dated April 28, 1995 in the face amount of FOUR MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($4,200,000.00) (the "Line of Credit Note"); and

          WHEREAS, the Line of Credit Note has been renewed, amended, restated and split into two (2) Promissory Notes (together the "Renewal Notes") described as follows: (a) that certain Amended, Restated and Renewal Note made by FPM in favor of Lender of even date herewith in the face amount of $1,500,000.00, having a current outstanding principal balance of $971,918.67, and (b) that certain Amended, Restated and Renewal Term Promissory Note made by FPM in favor of Lender of even date herewith in the face amount and with a current outstanding principal balance of $100,000.00; and

          WHEREAS, the Term Note and the Line of Credit Note are secured by that certain Loan and Security Agreement between FPM and Lender dated April 6, 1995, as amended of even date herewith (the "Loan Agreement"); and

          WHEREAS, the Term Note and the Line of Credit Note as amended, restated, renewed and split into the Renewal Notes, are further secured by that certain Stock Pledge and Security Agreement made by Ramsay in favor of Lender dated April 28, 1995 (hereinafter the "Pledge Agreement") whereby Ramsay pledged certain stock owned by it, as more particularly described therein, as security for FPM's payment of the Term Note and the Line of Credit Note and FPM's performance of its obligations under the Loan Agreement and other loan documents executed in connection therewith, all as more particularly described therein; and

          WHEREAS, FPM has requested that in connection with the modification of the Line of Credit Note and Loan Agreement Lender provide FPM an additional line of credit in the amount of

FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) which is to be evidenced by an Overline Line of Credit Note in such amount from FPM to Lender of even date herewith (the "Overline Note"); and

          WHEREAS, Lender has agreed to modify the Line of Credit Note and Loan Agreement and to provide a new line of credit to FPM in the amount of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) provided that (i) Ramsay acknowledges its continuing obligations pursuant to the Pledge Agreement notwithstanding any such modifications, and (ii) Ramsay amends the Pledge Agreement to provide that it secures FPM's payment and performance of its obligations under the Overline Note; and

          WHEREAS, Ramsay wishes to acknowledge its continuing obligations pursuant to the Pledge Agreement notwithstanding any such modifications and wishes to amend the Pledge Agreement to provide that it secures FPM's payment and performance of its obligations under the Overline Note.

          NOW THEREFORE, in consideration of the foregoing, Ramsay hereby covenants and agrees as follows:

          1.  AMENDMENT TO PLEDGE AGREEMENT.  Ramsay hereby amends the Pledge
              -----------------------------
Agreement such that the term "Notes" as used in the Pledge Agreement shall, from and after the date hereof be deemed to mean, and the Pledge Agreement shall be deemed to secure FPM's payment of, the Term Note, the Line of Credit Note, as amended, restated, renewed and split concurrently herewith into the Renewal Notes, and the Overline Note.

          2.  INTENTIONALLY LEFT BLANK

          3.  ACKNOWLEDGMENT OF CONTINUING PLEDGE.  Ramsay hereby acknowledges
              -----------------------------------
its continuing obligations pursuant to the Pledge Agreement and agrees that the Pledge Agreement shall remain in full force and effect notwithstanding the modifications described above and effected by the documents described herein.

          4.  REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES.  In order to
              ------------------------------------------------
induce Lender to provide the line of credit evidenced by the Overline Note and to make the


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

modifications to the Loan Agreement and other documents described herein, Ramsay hereby reaffirms as of the date hereof all of the representations and warranties made by Ramsay under the Pledge Agreement.

          5.  MISCELLANEOUS.  Except for the changes and modifications effected
              -------------
hereby, it is expressly agreed that the Pledge Agreement shall remain in full force and effect in strict accordance with its terms. This First Amendment shall be binding upon and shall inure to the benefit of, the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Stock Pledge and Security Agreement as of the day and year first above written.

                                        FIRST UNION NATIONAL BANK OF
                                        FLORIDA, a national banking association


                                        By:
________________________________           _____________________________________
Name:                                      Lisa Simington, Vice President
     ___________________________

________________________________
Name:
     ___________________________
                                        RAMSAY MANAGED CARE, INC.,
                                        a Delaware corporation


                                        By:
________________________________           _____________________________________
Name:                                      Warwick D. Syphers,
     ___________________________           Executive Vice President

________________________________
Name:
     ___________________________


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

STATE OF FLORIDA
COUNTY OF ORANGE

          The foregoing instrument was acknowledged before me on April _____, 1996 by Lisa Simington as Vice President of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, on behalf of the bank. She is personally known to me or produced ____________________________________________
______ as identification and did not take an oath.


                              _________________________________________________
                              NOTARY SIGNATURE


                              _________________________________________________
                              PRINTED NOTARY SIGNATURE
                              Notary Public, State of Florida
                              Commission Number:_______________________________
                              My Commission Expires:___________________________



STATE OF ____________________
COUNTY OF __________________

          The foregoing instrument was acknowledged before me on April _____, 1996 by Warwick D. Syphers as Executive Vice President of RAMSAY MANAGED CARE, INC., a Delaware corporation on behalf of the corporation. He is personally known to me or produced ________________________________________________________
as identification and did not take an oath.


                              _________________________________________________
                              NOTARY SIGNATURE

                              _________________________________________________
                              PRINTED NOTARY SIGNATURE
                              Notary Public, State of _________________________
                              Commission Number:_______________________________
                              My Commission Expires:____________________________



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